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                                                                     EXHIBIT 23



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-47486, 33-59646, 33-87456 and 333-43719.

                                                            ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
September 25, 1998